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                                                                Exhibit 10.18
yc
                    ASSIGNMENT OF COPYRIGHT AND LICENSE OF

                            PATENTS AND TRADE MARKS


                                       1.

PARTIES
1.1.        The parties to this agreement are

            1.1.1.      METROLINK (PROPRIETARY) LIMITED

            1.1.2       NET 1 PRODUCTS (PROPRIETARY) LIMITED

1.2.        The parties agree as set out below.

                                       2.

INTERPRETATION

2.1. In this agreement, unless inconsistent with or otherwise indicated by the context:

            2.1.1. any reference to the singular includes the plural and vice versa;

            2.1.2. any reference to natural persons includes legal persons and vice versa;

            2.1.3. any reference to a gender includes the other genders.

            2.1.4. "copyrighted works" means the UEPS consisting of programmes and program modules currently written for the smart cards and the Crouzet MoneteI P500 terminal; details of the said programmes and program modules which provide functions as listed in Appendix 1 hereto;

            2.1.5.      "effective date" means the 1st OCTOBER 1990;

            2.1.6. "FTMs" means Funds Transfer Machines which customers will access with their personalised smart cards in order to utilise the UEPS and carry out certain transactions thereon;
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            2.1.7.      "Metrolink System" means the switching and settlement
                        system developed by or on behalf of the purchaser, necessary to operate the UEPS, detailed further in Appendix 2;

            2.1.8.      "Metrolink System Documentation" means:

                        2.1.8.1.    the set of documents, printout
                                    specifications, file specifications and all manuals which collectively contain a complete description and definition of all operating conditions of the Metrolink System;

                        2.1.8.2. all source code listings of the programmes and program modules making up the Metrolink System (including the most current) being, or to be, used by the PURCHASER in the language in which they are written, in such detail as to enable NET 1 to operate, maintain and modify the Metrolink System;

                        2.1.8.3.    operating manuals and user guides;

            2.1.9. "NET 1" means NET 1 PRODUCTS (PROPRIETARY) LIMITED, a company incorporated with limited liability in the Republic of South Africa under company number 89/05779/07 c/o Deloitte Pim Goldby, First Floor, Willis Faber House, 21 Girton Road, Parktown, herein represented by Messrs A P Mansvelt and S C P Belamant, in their capacities as directors, they being duly authorised hereto in terms of a resolution of the directors of NET 1, a copy of which is Appendix B hereto;

            2.1.10.     "Perm" means the Perm division of Nedperm Bank Limited,
                        a company incorporated in accordance with the laws of
                        the Republic of South Africa, of Perm Park, Press
                        Avenue, Selby Extension 15;
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            2.1.11.     "POS devices" means the Point of Sale devices which will
                        be utilised by retail outlets to allow customers to transact the purchase and sale of goods or services at such outlets by means of the use of smart cards;

            2.1.12. "PURCHASER" means METROLINK (PROPRIETARY) LIMITED, a company incorporated with limited liability in the Republic of South Africa under company number 89/07337/07 and c/o Deloitte Pim Goldby, First Floor, Willis Faber House, 21 Girton Road, Parktown, herein represented by Mr P C Hibbit he being duly authorised hereto in terms of a resolution of the directors of METROLINK, a copy of which is Appendix "A" hereto, and includes METROLINK's successors in title, assigns or nominees;

            2.1.13. "shareholder" means a person who holds one or more shares in a company;

            2.1.14. "smart card" means the customer card which when utilised in conjunction with the copyrighted works will allow customer access to the UEPS.

            2.1.15.     "system documentation" means -

                        2.1.15.1.   the set of documents, printout
                                    specifications, file specifications and all manuals which collectively contain a complete description and definition of all operating conditions of the copyrighted works;

                        2.1.15.2. all source code listings of the copyrighted works (including the most current) being, or to be, used by the PURCHASER, in the language in which they are written, in such detail as to enable the
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                                    PURCHASER to operate, maintain and modify
                                    the copyrighted works;

                        2.1.15.3.   operating manuals and user guides;

            2.1.16. "territory" means the Republic, Namibia, Botswana, Lesotho, Swaziland, Mozambique and Zimbabwe;

            2.1.17. "the/this agreement" means this agreement together with any schedules and appendices hereto;

            2.1.18. "the republic," means the Republic of South Africa as constituted on 31 May 1961;

            2.1.19. "UEPS" means the Universal Electronic Payment System designed by NET 1 and described and detailed in the NET 1 manual entitled "Universal Electronic Payment System" and including functions listed in Appendix 1.

2.2. Where appropriate, meanings ascribed to defined words and expressions in 2.1 above, shall impose substantive obligations on the parties.

2.3. The clause headings in this agreement have been inserted for convenience only and shall not be taken into account in its interpretation.

2.4. Words and expressions defined in any sub-clause shall, for the purposes of the clause of which that sub-clause forms part, bear the meaning assigned to such words and expressions in that sub-clause.

2.5. This agreement shall be governed by and construed and interpreted in accordance with the law of the Republic of South Africa.
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                                       3.

INTRODUCTION

3.1. NET 1 is the owner of the copyrighted works and the PURCHASER is to become the owner of the copyrighted works in the territory and NET 1 is to retain ownership of the copyright in the copyrighted works outside the territory. The PURCHASER is the owner of the copyright in the works making up the Metrolink System and is to retain such ownership within the territory whereas NET 1 is to become owner of the Metrolink System outside the territory.

3.2. NET 1 has made application to register a trade mark NET 1 Logo in classes 9 and 16 of the Trade Marks Classification in various countries in the territory. A schedule of such trade marks is annexed marked Appendix 3.

3.3. NET 1 has made application to register Patent No 89/7607 and Patent No 90/7106 covering novel aspects of the UEPS in South Africa.

3.4. The parties agree that ownership of South African Patent No 89/7607 and Patent No 90/7106 and the trade mark NET 1 Logo shall vest in NET 1 and that the PURCHASER will use these items of intellectual property in the territory under licence from NET 1.

3.5. NET 1 has concluded agreements with third parties for the supply of smart cards, POS Devices and FTMs necessary for the implementation and use of the system. NET 1 confirms that it will pass on to the PURCHASER the rights acquired from such third parties to use such smart cards, POS Devices and FTMs in implementing and using the system.

3.6.        The PERM is a shareholder of the PURCHASER.
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                                       4.

ASSIGNMENT OF COPYRIGHT

4.1. Subject to the provisions of this agreement NET 1 hereby assigns to the PURCHASER all its rights, including all rights of copyright, in and to the copyrighted works within the territory and the PURCHASER hereby becomes the owner thereof.

4.2. Subject to the provisions of this agreement the PURCHASER hereby assigns to NET 1 all its rights, including all rights of copyright in and to the Metrolink System and all works embodied therein in all countries of the world outside the territory and NET 1 hereby becomes the owner thereof.

4.3. This agreement shall be deemed to have commenced or taken effect upon the effective date.

4.4. Within 90 days after the signature of this agreement, and provided that payment of the sum of R3.5m (THREE AND A HALF MILLION RAND) referred to in clause 7 shall have been paid, NET 1 shall deliver the final system documentation to the PURCHASER. The PURCHASER shall do its utmost to preserve the security and confidentiality of system documentation. The period of 90 days referred to in this clause may be extended by agreement the between the parties.

4.5. Within 6 (six) months of the effective date of this agreement, the PURCHASER shall deliver the Metrolink System documentation to NET 1 and NET 1 undertakes within the territory not to provide copies of, nor to disclose, to any third party, the Metrolink System documentation without the prior written consent of the PURCHASER. NET 1 shall do its utmost to preserve the confidentiality of the Metrolink System documentation. The period of 6 (six) months referred to in this clause may be extended by agreement between the parties.
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4.6.        Upon signature of this agreement NET 1 shall place the system documentation as approved by the PURCHASER in the possession of NET 1's auditors, Messrs Deloitte Pim Goldby, and shall cause such auditors to hold the system documentation in trust on their behalf pending the payment of the purchase consideration by the PURCHASER in terms of clause 7 hereof. NET 1 hereby authorises and directs NET 1's auditors to deliver the system documentation to the PURCHASER immediately upon NET 1 receiving payment of the purchase consideration in terms of clause 7 hereof. NET 1 shall cause NET 1's auditors to confirm to the PURCHASER that they hold the system documentation in accordance with the provisions of this sub-clause, as soon as such auditors shall have received the system documentation.

                                       5.

LICENCE OF TRADE MARK

5.1. NET 1 hereby grants to the PURCHASER a licence to use the trade mark NET 1 Logo in classes 9 and 16 of the Trade Marks Classification in the territory in relation to goods forming part of the copyrighted works.

5.2. The parties will enter into a registered user agreement in a form normally used by NET 1's attorneys for the purposes of recording licensees.

5.3. The PURCHASER agrees to join NET 1 in making application to the proper authority for the registration of the PURCHASER as the registered user of the trade mark and undertakes to execute such documents as may be necessary for that purpose.

5.4. The PURCHASER will not in any way represent that it has any rights of any nature in the trade mark or in any registrations thereof and all use of the trade mark will enure to the benefit of NET 1.
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5.5.        The PURCHASER will not register the trade mark, or any part of it, or any trade mark which is deceptively or confusingly similar to the trade mark as part of its company name or the name of any subsidiary company or company with which it is associated either directly or indirectly and if it does so, it will procure that such company name is changed on demand by NET 1.

5.6. The PURCHASER has the right to use the NET 1 logo trade mark on all smart cards and devices certified for use in the UEPS and used in conjunction with the copyrighted works and when using the trade mark, the PURCHASER will cause it to be reproduced exactly and accurately and in accordance with specifications and directions laid down by NET 1 from time to time.

5.7. The PURCHASER acknowledges that NET 1 is the owner of all rights of whatever nature in the trade mark and that it has no claim of whatever nature in and to the trade mark. The PURCHASER shall not at any time attack or challenge the rights of NET 1 to the trade mark or induce or procure any other person to attack or challenge such rights:

5.8. The period of the trade mark licence shall be for the duration of the use of the copyrighted works by the PURCHASER.

                                       6.

PATENT LICENCE

6.1. Subject to the provisions of this agreement NET 1 hereby grants to the PURCHASER an exclusive licence to use Patent No 89/7607 and Patent No 90/7106 covering novel aspects of the UEPS in South Africa for the duration of the patent or until such time as the PURCHASER ceases to use the copyrighted works.

6.2. The parties will procure that the PURCHASER is recorded as a licensee of the patent.
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6.3.        The expiry of the patent will have no effect on the remaining terms and conditions of this agreement.

                                       7.

PURCHASE CONSIDERATION

7.1. By way of a consideration for the assignment of the copyrighted works, the PURCHASER shall pay to NET 1 the sum of R3.5m (THREE AND A HALF MILLION RAND) upon signature of this agreement. Such payment shall be subject to NET 1 giving immediate effect to its obligations in terms of clause 4.6 hereof.

7.2. The purchase consideration in 7.1 shall be paid without deduction or demand and free of any bank exchange upon signature of this agreement.

7.3. No consideration will be payable by the PURCHASER to NET 1 in respect of the licences granted to the PURCHASER in clauses 5 and 6.

7.4. When NET 1 has received payment of the purchase consideration the PURCHASER shall be entitled to request delivery of the system documentation to them by NET 1's auditors.

                                       8.

SOFTWARE MAINTENANCE

8.1. The parties will enter into a software maintenance agreement with effect from 1 October 1990 containing the usual terms and conditions to be found in software maintenance agreements in the data processing industry. Such agreement shall provide that the PURCHASER will pay to NET 1 a fixed monthly fee or R80 000.00 payable in advance on or before the 1st day of each and every month. The initial period of such maintenance agreement will be 1 year and at the end of each year thereafter the fee will be renegotiated between the parties. After the first year of its existence, the software maintenance agreement may be terminated on three months notice by either party.
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8.2.        In terms of the software maintenance agreement:

            8.2.1. NET 1 shall ensure that the copyrighted works operate in accordance with the UEPS as disclosed in the system documentation and for this purpose will maintain the copyrighted works.

            8.2.2. NET 1 shall furnish all preventative and remedial software maintenance to those items which affect system security and are part of the copyrighted works.

            8.2.3. NET 1 will test and certify changes to the copyrighted works for use in the UEPS.

            8.2.4. NET 1 will maintain compatibility of the copyrighted works with the UEPS installed by it outside the territory.

            8.2.5. The PURCHASER will have the first option to acquire enhancements to the copyrighted works at market related prices.

            8.2.6. NET 1 undertakes to provide at market related prices any enhancements requested by the PURCHASER.

            8.2.7. The PURCHASER will have the first option to acquire new related NET 1 systems.

            8.2.8. NET 1 will deliver to the PURCHASER revised software and related system documentation reflecting all corrections and adjustments made by NET 1 to the copyrighted works.

            8.2.9. NET 1 undertakes to continuously employ at least two people capable of performing the maintenance and enhancements referred to in this clause.
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8.3.        In the event that there is a change in the current shareholding of
            NET 1, the PURCHASER shall, in addition to and without derogating from any other remedies which it may have, be entitled to cancel the software maintenance agreement forthwith in writing without incurring any penalty.

                                       9.

PATENT AND COPYRIGHT INDEMNITY

9.1. NET 1 shall defend or settle any claim or proceeding brought against the PURCHASER based on a claim that -

            9.1.1. any of the copyrighted works furnished by NET 1 in terms of this agreement;

            9.1.2. the use of the copyrighted works supplied by NET 1 in terms hereof or of any part thereof by the PURCHASER consistent with NET 1's specifications and instructions; or

            9.1.3. the copying of any of the copyrighted works, system design documentation or manuals supplied by NET 1,

            constitutes an infringement of any existing patent, copyright or other intellectual property right; provided that the aforegoing shall apply only where NET 1 is notified properly in writing and is given complete authority and information required for the defence thereof.

9.2. NET 1 shall pay all damages and costs awarded in any proceedings referred to in clause 9.1 against the PURCHASER, but shall not be responsible for any costs, expenses or compromise incurred or made by the PURCHASER without NET 1's prior written consent.
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9.3.        NET 1 shall have no liability in terms of sub-clauses 9.1 and 9.2 where any claim against the PURCHASER relates to subject matter produced or used by or at the instigation of the PURCHASER without the written consent of NET 1 in breach of any existing patent, copyright or other intellectual property right.

9.4. The following provisions shall apply in the event that any item of the copyrighted works supplied by NET 1 in terms of this agreement is in NET 1's opinion likely to, or does, become the subject of a claim for patent, copyright or other intellectual property right infringement;

            9.4.1. NET 1 may at its option and expense, procure for the PURCHASER the right to continue using it, or may modify it to become non-infringing; provided that nothing in this sub-clause shall diminish NET 1's obligations in terms of clauses 9.1 and 9.2.

            9.4.2.      If neither of the alternative referred to in clause
                        9.4.1 is reasonably available to NET 1, NET 1 may, with the PURCHASER'S consent, remove the offending item of the copyrighted works and any part of the UEPS rendered unusable as a result of such removal.

            9.4.3. If the PURCHASER does not consent to the removal of an offending item of the copyrighted works as contemplated in clause 9.4.2, the PURCHASER shall notify NET 1 in writing, and may continue using such item. In this eventuality the PURCHASER may undertake, at its own expense, the defence of any action brought against it and shall indemnify NET 1 in respect of any costs or damages attributable to such continued use occasioned to NET 1. NET 1 may at its own expense participate in the defence of any such action if it is, or could become, a party to such proceedings.
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            9.4.4.      Should NET 1 elect to remove the item of the copyrighted
                        works in terms of clause 9.4.1, NET 1 shall forthwith replace it with a functionally equivalent non-infringing item or take other appropriate action to ensure that the amended software conforms to the system documentation to the PURCHASER's satisfaction.

9.5. NET 1 shall not be liable to the PURCHASER in any way for any claim based upon the use by the PURCHASER of any item of hardware or software or combination therefor not supplied by NET 1, or upon the use of such equipment supplied by NET 1 but modified by the PURCHASER.

                                       10.

LIMITED LIABILITY

Except as otherwise provided in this agreement:

10.1. NET 1 shall not be liable for any damages whether direct, indirect, special or consequential arising out of the use of the copyrighted works by the PURCHASER.

10.2. Without derogating from clause 10.1, save as specifically provided herein NET 1 shall not be liable in respect of any lost profits or any claim or demand against the PURCHASER by any other party.

10.3. Should any item of the copyrighted works be defective, such defect will be dealt with at no further charge in terms of the software maintenance agreement referred to in clause 8.
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                                       11.

CARD AND ASSOCIATED HARDWARE

11.1. Subject to at least one other financial institution besides the Perm becoming a shareholder of the PURCHASER, the PURCHASER shall order, and/or procure that a shareholder of the PURCHASER shall order, the first one million smart cards and 5000 P500 devices to be used in and for the purposes of the UEPS from NET 1 on the basis of the quotation annexed hereto marked Appendix 4. Such order(s) shall be placed within 30 (thirty) days of this sub-clause becoming operative and delivery pursuant to such order(s) by NET 1 shall be effected over a period of 12 (twelve) months from the date of the order(s).

11.2. Thereafter the PURCHASER and shareholders of the PURCHASER shall be entitled to purchase all POS devices, FTM's and smart cards from any supplier thereof. The PURCHASER undertakes not to introduce any device for use in conjunction with the copyrighted works which has not previously been certified by NET 1 for use with the copyrighted works. If such a device is introduced to the system, then in relation to such device, NET 1's obligation to furnish all preventative and remedial software maintenance in clause 8.2.2 of this agreement will fall away.

            11.3. The following general terms shall apply to the purchase by the PURCHASER or a shareholder of the PURCHASER of items of hardware from NET 1:

            11.3.1. ownership of the hardware shall pass to the PURCHASER or such shareholder, as the case may be, on payment of the purchase price therefor;

            11.3.2. the risk of loss or damage to the hardware shall pass to the PURCHASER or such shareholder, as the case may be, on delivery and acceptance of the hardware at the address designated by it in the order, for such hardware; and
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            11.3.3.     all cost of delivery shall be for the account of NET 1;

            11.3.4. NET 1 shall be deemed to have made such warranties to the PURCHASER or such shareholder, as the case may be, in respect of the hardware as it is able to obtain from the suppliers thereof and shall further be deemed to have warranted that the items of hardware will (when necessary or appropriate) have been properly encoded and programmed for use in conjunction with the copyrighted works and be secure as contemplated by clause 8.2.2 of this agreement.

                                       12.

INSTALLATION AND MAINTENANCE OF HARDWARE

The PURCHASER or a shareholder contemplated in clause 11.3, as the case may be, shall itself arrange for the installation and maintenance of all hardware.

                                       13.

RESTRAINT OF TRADE

13.1.       NET 1, acknowledges that -

            13.1.1. it will in the performance of its obligations in terms of this agreement have the opportunity of learning and acquiring the trade secrets, business connections, and other confidential information relating to the PURCHASER's business;

            13.1.2. the only effective reasonable manner in which the PURCHASER's rights in respect of the copyrighted works and the proprietary rights in respect of their business, their business secrets, confidential information and the interest of their shareholders can be protected is by the restraint imposed upon NET 1 in terms of this clause.
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13.2        NET 1 shall not during the period of this agreement:

            13.2.1. be interested (whether as proprietor, partner, consultant, contractor, financier, agent, shareholder or otherwise) in, or concerned with, any company, corporation, firm, undertaking or concern which carries on a business competitive with the business of the PURCHASER in the territory insofar as such business relates to the use of the copyrighted works or copyrighted works competing therewith.

            13.2.2. develop any software or any system which competes directly with the copyrighted works developed and installed for the PURCHASER pursuant to this agreement for use in the territory by any person, company, corporation, firm, undertaking or concern.

13.3. NET 1 may not within the territory during the currency of this agreement or for a period of 3 (three) years after termination of this agreement:

            13.3.1. disclose any of the trade secrets or other information regarding the affairs or activities of the PURCHASER to any third person;

            13.3.2. employ any of the employees of the PURCHASER or solicit any employee of the PURCHASER for any other employer carrying on a business competitive with the business of the PURCHASER.

13.4.       NET 1 acknowledges and agrees that:

            13.4.1. the restraints imposed upon it in terms of the provisions of this agreement are reasonable as to subject-matter, period and territorial limitation and are no more than are reasonably and necessarily required by the PURCHASER to maintain the goodwill, business and legitimate business interests of the PURCHASER;
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            13.4.2.     this agreement is entered into upon the basis and
                        condition that the PURCHASER is entitled to the benefit of the restraints set out in this agreement interpreted in their widest sense;

            13.4.3. the restraints imposed upon the parties in terms of the provisions of this agreement shall be construed as imposing separate, severable and independent restraints in respect of:

                        13.4.3.1. each magisterial district falling with the geographical area contemplated in clause 13.2;

                        13.4.3.2. each capacity in relation to a competitive activity which the parties are prohibited from holding in terms of this agreement.

13.5. The PURCHASER hereby makes identical undertakings and acknowledgements, mutatis mutandis, in favour of NET 1 as those set out in clauses 13.1 and 13.3 and undertakes in the territory similar restraints, mutatis mutandis, to those placed on NET 1 during the period of this agreement.

                                       14.

USE OF CONFIDENTIAL INFORMATION

14.1. Neither party shall divulge or disclose to any third parties any information concerning the affairs of the other party which may be communicated to it at any time unless such information becomes publicly available through no fault of such party.

14.2. NET 1 shall not within the territory, and the PURCHASER shall not outside the territory use, exploit or divulge or disclose to third parties any business systems or methods, proprietary systems or application programs of the other party of which it may gain knowledge while working with the other party, or in the course of performing its obligations in terms of this agreement, except with the prior written consent of the other party.
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                                       15.

ARBITRATION

15.1. Should any dispute arise between the parties in connection with:

            15.1.1.     the formation or existence of;

            15.1.2.     the implementation of;

            15.1.3.     the interpretation or application of the provisions of;

            15.1.4. the parties' respective rights and obligations in terms of or arising out of this agreement or its breach or termination;

            15.1.5. the validity, enforceability, rectification, termination or cancellation, whether in whole or in part of;

            15.1.6. any documents furnished by the parties pursuant to the provisions of;

            15.1.7.     the performance of either party in terms of;

            this agreement or which relates in any way to any matter affecting the interests of the parties in terms of this agreement, that dispute shall, unless resolved amongst the parties to the dispute, be referred to and be determined by arbitration in terms of this clause.

15.2. Any party to this agreement may demand that a dispute be determined in terms of this clause by written notice given to the other parties.

15.3. This clause shall not preclude any party from obtaining interim relief on an urgent basis from a court of competent jurisdiction pending the decision of the arbitrator.

15.4.       The arbitration shall be held -

15.4.1.     at Johannesburg;
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            15.4.2.     with only the legal and other representative of the
                        parties to the dispute present thereat;

            15.4.3. mutatis mutandis in accordance with the provisions of the Supreme Court Act, No 59 of 1959, the rules made in terms of that Act and the practice of the division of the Supreme Court referred to in clause 15.10;

            15.4.4. otherwise in terms of the Arbitration Act, No 42 of 1965,

            being the intention that the arbitration shall be held and completed as soon as possible.

15.5. The arbitrator shall be, if the matter in dispute is principally:

            15.5.1. a legal matter, a practising advocate or attorney of Johannesburg of at least 15 (fifteen) years' standing;

            15.5.2. an accounting matter, a practising chartered accountant of Johannesburg of at least 15 (fifteen) years' standing;

            15.5.3.     any other matter, any independent person,

            agreed upon between the parties to the dispute.

15.6. Should the parties to the dispute fail to agree whether the dispute is principally a legal, accounting or other matter within 7 (seven) days after the arbitration was demanded, the matter shall be deemed to be a legal matter.

15.7. Should the parties fail to agree on an arbitrator within 14 (fourteen) days after the giving of notice in terms of clause 15.2, the arbitrator shall be appointed at the request of either party to the dispute by the President for the time being of the Transvaal Law Society according to the provisions of clause 15.5.
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15.8.       Where the matter, whether legal, accounting or any other matter as contemplated in clause 15.5 requires a decision on or any discussion of the performance or alleged non-performance of the system or any part thereof, then the arbitrator shall employ as an assessor an independent person qualified in computer related matters, including in particular the development and maintenance of hardware and software systems, as agreed by the parties and failing agreement by them, as chosen by the arbitrator in his sole discretion.

15.9. The decision of the arbitrator shall be final and binding on the parties to the dispute and may be made an order of the court referred to in clause 15.10 at the instance of any of the parties to the dispute.

15.10. The parties hereby consent to the jurisdiction of the Supreme Court of South Africa (Witwatersrand Local Division) in respect of the proceedings referred to in clause 15.3.

15.11. The parties agree to keep the arbitration including the subject-matter of the arbitration and the evidence heard during the arbitration confidential and not to disclose it to anyone except for purposes of an order to be made in terms of clause 15.9.

15.12.      The provision of this clause:

            15.12.1. constitute an irrevocable consent by the parties to any proceedings in terms hereof and no party shall be entitled to withdraw therefrom or claim at any such proceedings that it is not bound by such provisions;

            15.12.2. are severable from the rest of this agreement and shall remain in effect despite the termination of or invalidity for any reason of this agreement.
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                                       16.

PROMOTION OF THE UEPS

NET 1 shall have the right of access to the UEPS and the Metrolink System in order to promote their sale outside of the territory, subject to such security requirements stipulated by the PURCHASER or any of the financial or other institutions making use of the system, and to demonstrate the UEPS and the Metrolink System to prospective customers outside the territory. NET 1 shall also have the right to make a film or video of the UEPS in operation for demonstration and promotional purposes.

                                       17.

NOTICE AND DOMICILIUM

17.1. The parties choose as their domicilia citandi et executandi their respective addresses set out in clause 2 for all purposes arising out of in connection with this agreement at which addresses all processes and notices arising out of or in connection with this agreement, its breach or termination may validly be served upon or delivered to the parties.

17.2. For the purposes of this agreement the parties' respective addresses shall be as set out in clause 2 or at such other address, not being a post office box or poste restante, of which the party concerned may notify the other in writing.

17.3. Any notice given in terms of this agreement shall be in writing and shall:

            17.3.1. if delivered by hand be deemed to have been duly received by the addressee on the date of delivery;

            17.3.2. if posted by prepaid registered post be deemed to have been received by the addressee on the 8th (eighth) day following the date of such posting;

            17.3.3. if given by telegram be deemed to have been received by the addressee 1 (one) day after despatch;
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17.4.       Notwithstanding anything to the contrary contained in this agreement, a written notice or communication actually received by one of the parties from another, including by way of telex or facsimile transmission, shall be adequate written notice or communication to such party.

                                       18.

TERMINATION

18.1.       If the PURCHASER:

            18.1.1. breaches any term of this agreement and fails to remedy such breach within 30 (thirty) days, or such longer period as may be reasonable in the circumstances, of written notice by NET 1 calling upon it to do so; or

            18.1.2. the PURCHASER is finally liquidated or placed under provisional or final judicial management then,

            an event of default shall be deemed to have occurred entitling NET 1 to cancel this agreement.

18.2.       If NET 1:

            18.2.1. breaches any term of this agreement and fails to remedy such breach within 30 (thirty) days, or such longer period as may be necessary in the circumstances, of written notice from the PURCHASER calling upon it to do so; or

            18.2.2. is finally liquidated or placed under provisional or final judicial management;

            an event of default shall be deemed to have occurred entitling the PURCHASER to cancel this agreement. Such cancellation shall not affect the PURCHASER'S
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            rights to the licence of the trade mark in clause 5 or the patent licence referred to in clause 6 of this agreement.

18.3. Notwithstanding the termination of this agreement for whatsoever cause the PURCHASER will not be entitled to recover repayment of the sum of R3.5m (THREE AND A HALF MILLION RAND) paid by it in terms of clause 7 and NET 1 shall be entitled to retain the said sum.

                                       19.

WHOLE AGREEMENT

This agreement constitutes the whole agreement between the parties as to the subject-matter hereof and no agreements, representations or warranties between the parties other than those set out herein are binding on the parties.

                                       20.

VARIATION

No addition to or variation, consensual cancellation or novation of this agreement and no waiver of any right arising from this agreement or its breach or termination shall be of any force or effect unless reduced to writing and signed by both parties or their duly authorised representatives.

                                       21.

RELAXATION

No latitude, extension of time or other indulgence which may be given or allowed by either party in respect of the performance of any obligation hereunder or the enforcement of any right arising from this agreement, and no single or partial exercise of any right by any party, shall under any circumstances be construed to be an implied consent by such party or operate as a waiver or a novation of, or otherwise affect, any of that party's rights in terms of or arising from this agreement or estop such party from enforcing, at any time and without notice, strict and punctual compliance with each and every provision or term hereof.
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                                       22.

COST AND STAMP DUTY

22.1. All legal costs of negotiating, drafting, preparing and implementing this agreement and the appendices to it shall be paid by the PURCHASER.

22.2. Any stamp duty payable in respect of this agreement or any transaction recorded herein shall be paid by the PURCHASER.



SIGNED AT                              on

AS WITNESSES:

1.
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2.
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SIGNED AT                              on

AS WITNESSES:

1.
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2.
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